E lasFiled pursuant to 497(e) and 497(k)

File Nos. 2-21301 and 811-00483

ELFUN TRUSTS (the “Fund”)

(ELFNX)

SUPPLEMENT DATED APRIL 14, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION (“SAI”), EACH DATED APRIL 30, 2025, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Fund announces that William Sandow will not be returning as the Fund’s co-manager. Management of the Fund will continue with Chris Sierakowski as the Portfolio Manager of the Fund.

Accordingly, effective immediately the Summary Prospectus, Prospectus and SAI are amended to remove all references to Mr. Sandow.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

041426SUPP1